UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (Annual Meeting) on May 28, 2019. A quorum of stockholders was present, consisting of a total of 4,389,059 shares, represented in person or by proxy. Matters voted upon were (1) the election of 13 directors to serve until the 2020 Annual Meeting of Stockholders, (2) approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers, (3)  the recommendation, in an advisory, non-binding vote, of the frequency  of future advisory, non-binding votes on the compensation of the Company’s named executive officers, and (4) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The 13 director nominees were elected and all other matters were approved by stockholders. The voting results with respect to each matter are set out below.

Election of Directors

Director Nominee	For	Against	Abstain	Broker Non Votes
Stephen C. Adams	3,065,897	742,485	6,196	574,481
James Reade Chisman	3,323,789	487,428	3,361	574,481
Russell Smith Evans, Jr.	3,208,583	590,468	15,527	574,481
Michael A. Glasser	2,468,871	815,969	529,738	574,481
Dr. Arthur D. Greene	3,031,094	780,192	3,292	574,481
John Cabot Ishon	3,301,933	484,880	27,765	574,481
William F. Keefe	3,482,641	250,532	81,406	574,481
Tom B. Langley	2,760,286	526,653	527,639	574,481
Dr. H. Robert Schappert	3,316,413	494,874	3,292	574,481
Robert F. Shuford, Sr.	3,025,543	772,245	16,790	574,481
Robert F. Shuford, Jr.	3,428.634	370,167	15,777	574,481
Ellen Clark Thacker	3,043,383	764,872	6,323	574,481
Joseph R. Witt	3,319,358	488,293	6,928	574,481

	For	Against	Abstain	Broker Non-Votes
Advisory Approval of the Compensation of the Company’s Named Executive Officers	3,172,142	521,330	121,107	574,481

	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
Recommendation of the Frequency of Future Advisory, Non-Binding Votes on the Compensation of the Company’s Named Executive Officers	3,522,560	16,777	109,087	158,161	574,481

	For	Against	Abstain
Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Company's Independent Registered Public Accountant	4,331,705	46,397	10,957

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 31, 2019
/s/ Robert F. Shuford, Sr.

Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer